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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): August 17, 2004




                         PARALLEL PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                    0-13305               75-1971716
  (State or other jurisdiction      (Commission File         (IRS Employer
of Incorporation or organization)       Number)            Identification No.)

1004 N. Big Spring, Suite 400, Midland, Texas                   79701
 Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (432) 684-3727

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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 Press Release dated August 17, 2004 announcing exercise of preferential right to purchase.



Item 9.  Regulation FD Disclosure

         Parallel Petroleum Corporation wishes to disclose its press release, dated August 17, 2004, relating to the exercise by its subsidiary, Parallel, L.P., of a preferential right to purchase additional interests in the Fullerton Field, Andrews County, Texas.

         In accordance with General Instruction B.2 of Form 8-K, the information included in Exhibit 99.1 hereto is being furnished under this Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, shall not be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly set forth by specific reference in such a filing.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PARALLEL PETROLEUM CORPORATION


                                  By: /s/ Larry C. Oldham
                                      ------------------------------------
                                          Larry C. Oldham, President
                                          and Chief Executive Officer


Dated: August 17, 2004




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                                  EXHIBIT INDEX


Exhibit No.                       Description
-----------                 ------------------------


   99.1 Press Release dated August 17, 2004 announcing exercise of preferential right to purchase.





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                                                                 Exhibit 99.1
                                                                 PRESS RELEASE
Parallel Petroleum Corporation
1004 N. Big Spring Street, Suite 400     Contact: Cindy Thomason
Midland, TX 79701   (432) 684-3727                Manager of Investor Relations
http://www.plll.com                               cindyt@plll.com


                          PARALLEL PETROLEUM ANNOUNCES
              EXERCISE OF PREFERENTIAL RIGHT ON FULLERTON PROPERTY

MIDLAND, Texas, (BUSINESS WIRE), August 17, 2004 - Parallel Petroleum Corporation (NASDAQ: PLLL) today announced that its subsidiary, Parallel, L. P., has exercised a preferential right to purchase an additional 21.375% working and 21.375% net revenue interest (unleased mineral interest) associated with one of its principal assets, the Fullerton field, located in Andrews County, Texas. Parallel originally acquired the Fullerton assets in December 2002 for $46.1 million.

The preferential right to purchase will be subject to a purchase and sale agreement between Parallel, L.P. and Chevron U.S.A. Inc. Under terms of the preferential purchase right, the closing, which is subject to customary closing conditions, is anticipated to be completed in September 2004. However, there is no assurance that the transaction will be completed. The purchase price will be approximately $12.0 million (excluding customary purchase price adjustments), and the effective date of the acquisition will be January 1, 2004.

Parallel intends to finance the acquisition using a portion of its existing credit facility provided by First American Bank SSB, BNP Paribas, and Western National Bank.

The Company

Parallel Petroleum is an independent energy company headquartered in Midland, Texas, primarily engaged in the acquisition, development, exploration and production of oil and gas using enhanced oil recovery techniques and 3-D seismic technology. Additional information on Parallel Petroleum Corporation is available at www.plll.com.

This release contains forward-looking statements subject to various risks and uncertainties that could cause the company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves", "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, outstanding indebtedness, changes in interest rates, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, and the general condition of the economy and its effect on the securities market. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control. Investors are directed to consider such risks and other uncertainties discussed in documents filed by the company with the Securities and Exchange Commission.

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